UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2020

BLUE RIDGE BANKSHARES, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-39165	54-1470908
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1807 Seminole Trail Charlottesville, Virginia		22901
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (540) 743-6521

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	BRBS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to Vote of Security Holders.

On June 30, 2020, Blue Ridge Bankshares, Inc. (the “Company”) held its 2020 Annual Meeting of Shareholders (the “Annual Meeting”) to consider and vote on the following proposals: (1) to elect four Company directors for a term of three years each, one Company director for a term of two years, and one Company director for a term of one year; (2) to approve an amendment to the Company’s articles of incorporation to increase the number of authorized shares of the Company’s common stock from 10,000,000 to 25,000,000; (3) to approve the Blue Ridge Bankshares, Inc. Equity Incentive Plan; and (4) to ratify the appointment of Brown, Edwards & Company, L.L.P. as the Company’s independent registered public accounting firm for 2020.

As of May 4, 2020, the record date for the Annual Meeting, there were 5,659,485 shares of the Company’s common stock outstanding and entitled to vote. At the Annual Meeting, there were present in person or by proxy 5,455,168 shares of the Company’s common stock, which constituted a quorum to conduct business at the meeting. The voting results for each proposal are set forth below.

Proposal 1: Election of Directors

The individual named below was elected to serve as a director of the Company for a one-year term expiring at the 2021 Annual Meeting of Shareholders:

Name	For	Withheld	Non-votes
A. Pierce Stone	5,041,029	187,743	226,396

The individual named below was elected to serve as a director of the Company for a two-year term expiring at the 2022 Annual Meeting of Shareholders:

Name	For	Withheld	Non-votes
Mark W. Sisk	4,404,328	824,444	226,396

Each individual named below was elected to serve as a director of the Company for a three-year term expiring at the 2023 Annual Meeting of Shareholders:

Name	For	Withheld	Non-votes
Andrew C. Holzwarth	5,137,492	91,280	226,396
William W. Stokes	4,398,045	830,727	226,396
Malcolm R. Sullivan, Jr.	4,390,139	838,633	226,396
Donald R. Vaughan	5,134,369	94,403	226,396

Proposal 2: Amendment to Articles of Incorporation

Shareholders approved the amendment to the Company’s articles of incorporation to increase the number of authorized shares of the Company’s common stock from 10,000,000 to 25,000,000.

For	Against	Abstain	Non-votes
4,252,452	1,146,298	56,418	0

Proposal 3: Blue Ridge Bankshares, Inc. Equity Incentive Plan

Shareholders approved the Blue Ridge Bankshares, Inc. Equity Incentive Plan.

For	Against	Abstain	Non-votes
4,152,516	876,841	199,415	226,396

Proposal 4: Ratification of Independent Registered Public Accounting Firm for 2020

Shareholders ratified the appointment of Brown, Edwards & Company, L.L.P. as the Company’s independent registered public accounting firm for 2020.

For	Against	Abstain	Non-votes
5,402,604	21,340	31,224	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE RIDGE BANKSHARES, INC.
(Registrant)

Date: July 1, 2020	By:	/s/ Amanda G. Story
Amanda G. Story
Chief Financial Officer

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